FT 10330

TRUST AGREEMENT

Dated: October 7, 2022

The Trust Agreement among First Trust Portfolios L.P., as Depositor, The Bank of New York Mellon, as Trustee, First Trust Advisors L.P., as Portfolio Supervisor, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "Standard Terms and Conditions of Trust for FT 10292 and certain subsequent Series, Effective: September 7, 2022" (herein called the "Standard Terms and Conditions of Trust"), and such provisions as are incorporated by reference constitute a single instrument. All references herein to Articles and Sections are to Articles and Sections of the Standard Terms and Conditions of Trust.

WITNESSETH THAT:

In consideration of the premises and of the mutual agreements herein contained, the Depositor, the Trustee, the Portfolio Supervisor agree as follows:

PART I

STANDARD TERMS AND CONDITIONS OF TRUST

Subject to the provisions of Part II and Part III hereof, all the provisions contained in the Standard Terms and Conditions of Trust are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument. Facsimile or electronic signatures (including signatures in Portable Document Format (PDF)) to this Trust Agreement shall be acceptable and binding, and this Trust Agreement may be delivered by facsimile or other electronic means (including by electronic mail or a designated document storage website) confirmed by electronic mail.

PART II

SPECIAL TERMS AND CONDITIONS OF TRUST

DOW(R) TARGET 5 4Q ‘22 - Term 1/9/24

The following special terms and conditions are hereby agreed to:

A.The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

B.The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section 2.03 of the Standard Terms and Conditions of Trust.

C.The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust which have accrued as of the last Business Day of each calendar month on or shortly after such Business Day, provided, however, that fees and expenses accrued during the initial offering period, as determined in Section 4.01 of the Indenture (such fees to be computed on the largest number of Units outstanding during the period for which paid) shall be paid as provided in the following sentence. Fees payable pursuant to Section 4.03 shall be paid on, or shortly after, the last Business Day of each calendar month, and fees paid to the Trustee shall be paid on or shortly after the calendar month in which the initial offering period ends, together with any accrual of fees and expenses during such calendar month after the initial offering period ends. Fees accrued during such month after the end of the initial offering period shall be computed on the number of Units outstanding at the opening of business on the Business Day immediately following the date on which the initial offering period ends.

D.The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

E.The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

F.First Trust Advisors L.P.'s compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust and First Trust Portfolios L.P.’s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust shall be an annual aggregate fee in the amount of $.0060 per Unit. The Trustee shall pay such aggregate amount to First Trust Advisors L.P. which shall be responsible to remit the Depositor’s fee to First Trust Portfolios L.P. First Trust Advisors L.P. shall confirm such remittance and the amount thereof to the Trustee upon request.

G.The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

H.The Initial Date of Deposit for the Trust is October 7, 2022.

I.There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

J.The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. However, the ability to request an in-kind distribution of Securities pursuant to Section 5.02 will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by the Trust. No in-kind distribution requests submitted during the 30 Business Days prior to the Trust's Mandatory Termination Date will be honored.

K.No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.

PART II

SPECIAL TERMS AND CONDITIONS OF TRUST

DOW(R) TARGET DVD. 4Q ‘22 - Term 1/9/24

The following special terms and conditions are hereby agreed to:

A.The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

B.The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section 2.03 of the Standard Terms and Conditions of Trust.

C.The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust which have accrued as of the last Business Day of each calendar month on or shortly after such Business Day, provided, however, that fees and expenses accrued during the initial offering period, as determined in Section 4.01 of the Indenture (such fees to be computed on the largest number of Units outstanding during the period for which paid) shall be paid as provided in the following sentence. Fees payable pursuant to Section 4.03 shall be paid on, or shortly after, the last Business Day of each calendar month, and fees paid to the Trustee shall be paid on or shortly after the calendar month in which the initial offering period ends, together with any accrual of fees and expenses during such calendar month after the initial offering period ends. Fees accrued during such month after the end of the initial offering period shall be computed on the number of Units outstanding at the opening of business on the Business Day immediately following the date on which the initial offering period ends.

D.The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

E.The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

F.First Trust Advisors L.P.'s compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust and First Trust Portfolios L.P.’s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust shall be an annual aggregate fee in the amount of $.0060 per Unit. The Trustee shall pay such aggregate amount to First Trust Advisors L.P. which shall be responsible to remit the Depositor’s fee to First Trust Portfolios L.P. First Trust Advisors L.P. shall confirm such remittance and the amount thereof to the Trustee upon request.

G.The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

H.The Initial Date of Deposit for the Trust is October 7, 2022.

I.There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

J.The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. However, the ability to request an in-kind distribution of Securities pursuant to Section 5.02 will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by the Trust. No in-kind distribution requests submitted during the 30 Business Days prior to the Trust's Mandatory Termination Date will be honored.

K.No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.

PART II

SPECIAL TERMS AND CONDITIONS OF TRUST

S&P DVD. ARISTOCRATS TARGET 25 4Q ‘22 – Term 1/9/24

The following special terms and conditions are hereby agreed to:

A.The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

B.The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section 2.03 of the Standard Terms and Conditions of Trust.

C.The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust which have accrued as of the last Business Day of each calendar month on or shortly after such Business Day, provided, however, that fees and expenses accrued during the initial offering period, as determined in Section 4.01 of the Indenture (such fees to be computed on the largest number of Units outstanding during the period for which paid) shall be paid as provided in the following sentence. Fees payable pursuant to Section 4.03 shall be paid on, or shortly after, the last Business Day of each calendar month, and fees paid to the Trustee shall be paid on or shortly after the calendar month in which the initial offering period ends, together with any accrual of fees and expenses during such calendar month after the initial offering period ends. Fees accrued during such month after the end of the initial offering period shall be computed on the number of Units outstanding at the opening of business on the Business Day immediately following the date on which the initial offering period ends.

D.The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

E.The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

F.First Trust Advisors L.P.'s compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust and First Trust Portfolios L.P.’s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust shall be an annual aggregate fee in the amount of $.0060 per Unit. The Trustee shall pay such aggregate amount to First Trust Advisors L.P. which shall be responsible to remit the Depositor’s fee to First Trust Portfolios L.P. First Trust Advisors L.P. shall confirm such remittance and the amount thereof to the Trustee upon request.

G.The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

H.The Initial Date of Deposit for the Trust is October 7, 2022.

I.There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

J.The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. No in-kind distribution requests submitted during the 10 Business Days prior to the Trust's Mandatory Termination Date will be honored.

K.No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.

PART II

SPECIAL TERMS AND CONDITIONS OF TRUST

S&P TARGET 24 4Q ‘22 - Term 1/9/24

The following special terms and conditions are hereby agreed to:

A.The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

B.The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section 2.03 of the Standard Terms and Conditions of Trust.

C.The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust which have accrued as of the last Business Day of each calendar month on or shortly after such Business Day, provided, however, that fees and expenses accrued during the initial offering period, as determined in Section 4.01 of the Indenture (such fees to be computed on the largest number of Units outstanding during the period for which paid) shall be paid as provided in the following sentence. Fees payable pursuant to Section 4.03 shall be paid on, or shortly after, the last Business Day of each calendar month, and fees paid to the Trustee shall be paid on or shortly after the calendar month in which the initial offering period ends, together with any accrual of fees and expenses during such calendar month after the initial offering period ends. Fees accrued during such month after the end of the initial offering period shall be computed on the number of Units outstanding at the opening of business on the Business Day immediately following the date on which the initial offering period ends.

D.The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

E.The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

F.First Trust Advisors L.P.'s compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust and First Trust Portfolios L.P.’s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust shall be an annual aggregate fee in the amount of $.0060 per Unit. The Trustee shall pay such aggregate amount to First Trust Advisors L.P. which shall be responsible to remit the Depositor’s fee to First Trust Portfolios L.P. First Trust Advisors L.P. shall confirm such remittance and the amount thereof to the Trustee upon request.

G.The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

H.The Initial Date of Deposit for the Trust is October 7, 2022.

I.There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

J.The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. However, the ability to request an in-kind distribution of Securities pursuant to Section 5.02 will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by the Trust. No in-kind distribution requests submitted during the 30 Business Days prior to the Trust's Mandatory Termination Date will be honored.

K.No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.

PART II

SPECIAL TERMS AND CONDITIONS OF TRUST

S&P TARGET SMID 60 4Q ‘22 – Term 1/9/24

The following special terms and conditions are hereby agreed to:

A.The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

B.The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section 2.03 of the Standard Terms and Conditions of Trust.

C.The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust which have accrued as of the last Business Day of each calendar month on or shortly after such Business Day, provided, however, that fees and expenses accrued during the initial offering period, as determined in Section 4.01 of the Indenture (such fees to be computed on the largest number of Units outstanding during the period for which paid) shall be paid as provided in the following sentence. Fees payable pursuant to Section 4.03 shall be paid on, or shortly after, the last Business Day of each calendar month, and fees paid to the Trustee shall be paid on or shortly after the calendar month in which the initial offering period ends, together with any accrual of fees and expenses during such calendar month after the initial offering period ends. Fees accrued during such month after the end of the initial offering period shall be computed on the number of Units outstanding at the opening of business on the Business Day immediately following the date on which the initial offering period ends.

D.The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

E.The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

F.First Trust Advisors L.P.'s compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust and First Trust Portfolios L.P.’s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust shall be an annual aggregate fee in the amount of $.0060 per Unit. The Trustee shall pay such aggregate amount to First Trust Advisors L.P. which shall be responsible to remit the Depositor’s fee to First Trust Portfolios L.P. First Trust Advisors L.P. shall confirm such remittance and the amount thereof to the Trustee upon request.

G.The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

H.The Initial Date of Deposit for the Trust is October 7, 2022.

I.There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

J.The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. No in-kind distribution requests submitted during the 10 Business Days prior to the Trust's Mandatory Termination Date will be honored.

K.No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.

PART II

SPECIAL TERMS AND CONDITIONS OF TRUST

TARGET DIVSD. DVD. 4Q ‘22 - Term 1/9/24

The following special terms and conditions are hereby agreed to:

A.The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

B.The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section 2.03 of the Standard Terms and Conditions of Trust.

C.The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust which have accrued as of the last Business Day of each calendar month on or shortly after such Business Day, provided, however, that fees and expenses accrued during the initial offering period, as determined in Section 4.01 of the Indenture (such fees to be computed on the largest number of Units outstanding during the period for which paid) shall be paid as provided in the following sentence. Fees payable pursuant to Section 4.03 shall be paid on, or shortly after, the last Business Day of each calendar month, and fees paid to the Trustee shall be paid on or shortly after the calendar month in which the initial offering period ends, together with any accrual of fees and expenses during such calendar month after the initial offering period ends. Fees accrued during such month after the end of the initial offering period shall be computed on the number of Units outstanding at the opening of business on the Business Day immediately following the date on which the initial offering period ends.

D.The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

E.The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

F.First Trust Advisors L.P.'s compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust and First Trust Portfolios L.P.’s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust shall be an annual aggregate fee in the amount of $.0060 per Unit. The Trustee shall pay such aggregate amount to First Trust Advisors L.P. which shall be responsible to remit the Depositor’s fee to First Trust Portfolios L.P. First Trust Advisors L.P. shall confirm such remittance and the amount thereof to the Trustee upon request.

G.The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

H.The Initial Date of Deposit for the Trust is October 7, 2022.

I.There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

J.The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. No in-kind distribution requests submitted during the 10 Business Days prior to the Trust's Mandatory Termination Date will be honored.

K.No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.

PART II

SPECIAL TERMS AND CONDITIONS OF TRUST

TARGET FOCUS 4 4Q ‘22 - Term 1/9/24

The following special terms and conditions are hereby agreed to:

A.The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

B.The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section 2.03 of the Standard Terms and Conditions of Trust.

C.The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust which have accrued as of the last Business Day of each calendar month on or shortly after such Business Day, provided, however, that fees and expenses accrued during the initial offering period, as determined in Section 4.01 of the Indenture (such fees to be computed on the largest number of Units outstanding during the period for which paid) shall be paid as provided in the following sentence. Fees payable pursuant to Section 4.03 shall be paid on, or shortly after, the last Business Day of each calendar month, and fees paid to the Trustee shall be paid on or shortly after the calendar month in which the initial offering period ends, together with any accrual of fees and expenses during such calendar month after the initial offering period ends. Fees accrued during such month after the end of the initial offering period shall be computed on the number of Units outstanding at the opening of business on the Business Day immediately following the date on which the initial offering period ends.

D.The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

E.The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

F.First Trust Advisors L.P.'s compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust and First Trust Portfolios L.P.’s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust shall be an annual aggregate fee in the amount of $.0060 per Unit. The Trustee shall pay such aggregate amount to First Trust Advisors L.P. which shall be responsible to remit the Depositor’s fee to First Trust Portfolios L.P. First Trust Advisors L.P. shall confirm such remittance and the amount thereof to the Trustee upon request.

G.The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

H.The Initial Date of Deposit for the Trust is October 7, 2022.

I.There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

J.The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 5,000 Units of the Trust. No in-kind distribution requests submitted during the 10 Business Days prior to the Trust's Mandatory Termination Date will be honored.

K.No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.

PART II

SPECIAL TERMS AND CONDITIONS OF TRUST

TARGET GLOBAL DVD. LEADERS 4Q ‘22 - Term 1/9/24

The following special terms and conditions are hereby agreed to:

A.The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

B.The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section 2.03 of the Standard Terms and Conditions of Trust.

C.The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust which have accrued as of the last Business Day of each calendar month on or shortly after such Business Day, provided, however, that fees and expenses accrued during the initial offering period, as determined in Section 4.01 of the Indenture (such fees to be computed on the largest number of Units outstanding during the period for which paid) shall be paid as provided in the following sentence. Fees payable pursuant to Section 4.03 shall be paid on, or shortly after, the last Business Day of each calendar month, and fees paid to the Trustee shall be paid on or shortly after the calendar month in which the initial offering period ends, together with any accrual of fees and expenses during such calendar month after the initial offering period ends. Fees accrued during such month after the end of the initial offering period shall be computed on the number of Units outstanding at the opening of business on the Business Day immediately following the date on which the initial offering period ends.

D.The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

E.The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

F.First Trust Advisors L.P.'s compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust and First Trust Portfolios L.P.’s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust shall be an annual aggregate fee in the amount of $.0060 per Unit. The Trustee shall pay such aggregate amount to First Trust Advisors L.P. which shall be responsible to remit the Depositor’s fee to First Trust Portfolios L.P. First Trust Advisors L.P. shall confirm such remittance and the amount thereof to the Trustee upon request.

G.The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

H.The Initial Date of Deposit for the Trust is October 7, 2022.

I.There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

J.The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. No in-kind distribution requests submitted during the 10 Business Days prior to the Trust's Mandatory Termination Date will be honored.

K.No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.

PART II

SPECIAL TERMS AND CONDITIONS OF TRUST

TARGET GROWTH 4Q ‘22 - Term 1/9/24

The following special terms and conditions are hereby agreed to:

A.The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

B.The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section 2.03 of the Standard Terms and Conditions of Trust.

C.The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust which have accrued as of the last Business Day of each calendar month on or shortly after such Business Day, provided, however, that fees and expenses accrued during the initial offering period, as determined in Section 4.01 of the Indenture (such fees to be computed on the largest number of Units outstanding during the period for which paid) shall be paid as provided in the following sentence. Fees payable pursuant to Section 4.03 shall be paid on, or shortly after, the last Business Day of each calendar month, and fees paid to the Trustee shall be paid on or shortly after the calendar month in which the initial offering period ends, together with any accrual of fees and expenses during such calendar month after the initial offering period ends. Fees accrued during such month after the end of the initial offering period shall be computed on the number of Units outstanding at the opening of business on the Business Day immediately following the date on which the initial offering period ends.

D.The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

E.The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

F.First Trust Advisors L.P.'s compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust and First Trust Portfolios L.P.’s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust shall be an annual aggregate fee in the amount of $.0060 per Unit. The Trustee shall pay such aggregate amount to First Trust Advisors L.P. which shall be responsible to remit the Depositor’s fee to First Trust Portfolios L.P. First Trust Advisors L.P. shall confirm such remittance and the amount thereof to the Trustee upon request.

G.The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

H.The Initial Date of Deposit for the Trust is October 7, 2022.

I.There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

J.The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. No in-kind distribution requests submitted during the 10 Business Days prior to the Trust's Mandatory Termination Date will be honored.

K.No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.

PART II

SPECIAL TERMS AND CONDITIONS OF TRUST

TARGET TRIAD 4Q ‘22 - Term 1/9/24

The following special terms and conditions are hereby agreed to:

A.The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

B.The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section 2.03 of the Standard Terms and Conditions of Trust.

C.The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust which have accrued as of the last Business Day of each calendar month on or shortly after such Business Day, provided, however, that fees and expenses accrued during the initial offering period, as determined in Section 4.01 of the Indenture (such fees to be computed on the largest number of Units outstanding during the period for which paid) shall be paid as provided in the following sentence. Fees payable pursuant to Section 4.03 shall be paid on, or shortly after, the last Business Day of each calendar month, and fees paid to the Trustee shall be paid on or shortly after the calendar month in which the initial offering period ends, together with any accrual of fees and expenses during such calendar month after the initial offering period ends. Fees accrued during such month after the end of the initial offering period shall be computed on the number of Units outstanding at the opening of business on the Business Day immediately following the date on which the initial offering period ends.

D.The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

E.The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

F.First Trust Advisors L.P.'s compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust and First Trust Portfolios L.P.’s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust shall be an annual aggregate fee in the amount of $.0060 per Unit. The Trustee shall pay such aggregate amount to First Trust Advisors L.P. which shall be responsible to remit the Depositor’s fee to First Trust Portfolios L.P. First Trust Advisors L.P. shall confirm such remittance and the amount thereof to the Trustee upon request.

G.The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

H.The Initial Date of Deposit for the Trust is October 7, 2022.

I.There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

J.The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 5,000 Units of the Trust. No in-kind distribution requests submitted during the 10 Business Days prior to the Trust's Mandatory Termination Date will be honored.

K.No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.

PART II

SPECIAL TERMS AND CONDITIONS OF TRUST

TARGET VIP 4Q ‘22 - Term 1/9/24

The following special terms and conditions are hereby agreed to:

A.The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

B.The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section 2.03 of the Standard Terms and Conditions of Trust.

C.The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust which have accrued as of the last Business Day of each calendar month on or shortly after such Business Day, provided, however, that fees and expenses accrued during the initial offering period, as determined in Section 4.01 of the Indenture (such fees to be computed on the largest number of Units outstanding during the period for which paid) shall be paid as provided in the following sentence. Fees payable pursuant to Section 4.03 shall be paid on, or shortly after, the last Business Day of each calendar month, and fees paid to the Trustee shall be paid on or shortly after the calendar month in which the initial offering period ends, together with any accrual of fees and expenses during such calendar month after the initial offering period ends. Fees accrued during such month after the end of the initial offering period shall be computed on the number of Units outstanding at the opening of business on the Business Day immediately following the date on which the initial offering period ends.

D.The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

E.The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

F.First Trust Advisors L.P.'s compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust and First Trust Portfolios L.P.’s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust shall be an annual aggregate fee in the amount of $.0060 per Unit. The Trustee shall pay such aggregate amount to First Trust Advisors L.P. which shall be responsible to remit the Depositor’s fee to First Trust Portfolios L.P. First Trust Advisors L.P. shall confirm such remittance and the amount thereof to the Trustee upon request.

G.The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

H.The Initial Date of Deposit for the Trust is October 7, 2022.

I.There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

J.The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 5,000 Units of the Trust. No in-kind distribution requests submitted during the 10 Business Days prior to the Trust's Mandatory Termination Date will be honored.

K.No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.

PART II

SPECIAL TERMS AND CONDITIONS OF TRUST

VALUE LINE(R) TARGET 25 4Q ‘22 - Term 1/9/24

The following special terms and conditions are hereby agreed to:

A.The Securities initially deposited in the Trust pursuant to Section 2.01 of the Standard Terms and Conditions of Trust are set forth in Schedule A hereto.

B.The aggregate number of Units delivered by the Trustee on the Initial Date of Deposit in exchange for the Securities pursuant to Section 2.03 of the Standard Terms and Conditions of Trust and the initial fractional undivided interest in and ownership of the Trust represented by each Unit thereof are set forth in the Prospectus in the section "Summary of Essential Information."

Documentation confirming the ownership of this number of Units for the Trust is being delivered by the Trustee to the Depositor pursuant to Section 2.03 of the Standard Terms and Conditions of Trust.

C.The Record Date shall be as set forth in the Prospectus under "Summary of Essential Information." The Trustee shall pay the amounts specified in Part I of Section 3.05 of the Standard Terms and Conditions of Trust which have accrued as of the last Business Day of each calendar month on or shortly after such Business Day, provided, however, that fees and expenses accrued during the initial offering period, as determined in Section 4.01 of the Indenture (such fees to be computed on the largest number of Units outstanding during the period for which paid) shall be paid as provided in the following sentence. Fees payable pursuant to Section 4.03 shall be paid on, or shortly after, the last Business Day of each calendar month, and fees paid to the Trustee shall be paid on or shortly after the calendar month in which the initial offering period ends, together with any accrual of fees and expenses during such calendar month after the initial offering period ends. Fees accrued during such month after the end of the initial offering period shall be computed on the number of Units outstanding at the opening of business on the Business Day immediately following the date on which the initial offering period ends.

D.The Distribution Date shall be the 25th day of the month in which the related Record Date occurs.

E.The Mandatory Termination Date for the Trust shall be as set forth in the Prospectus under "Summary of Essential Information."

F.First Trust Advisors L.P.'s compensation as referred to in Section 3.16 of the Standard Terms and Conditions of Trust and First Trust Portfolios L.P.’s compensation as referred to in Section 4.03 of the Standard Terms and Conditions of Trust shall be an annual aggregate fee in the amount of $.0060 per Unit. The Trustee shall pay such aggregate amount to First Trust Advisors L.P. which shall be responsible to remit the Depositor’s fee to First Trust Portfolios L.P. First Trust Advisors L.P. shall confirm such remittance and the amount thereof to the Trustee upon request.

G.The Trustee's compensation rate pursuant to Section 6.04 of the Standard Terms and Conditions of Trust shall be an annual fee in the amount of $.0085 per Unit. However, in no event shall the Trustee receive compensation in any one year from any Trust of less than $2,000.

H.The Initial Date of Deposit for the Trust is October 7, 2022.

I.There is no minimum amount of Securities to be sold by the Trustee pursuant to Section 5.02 of the Indenture for the redemption of Units.

J.The minimum number of Units a Unit holder must redeem in order to be eligible for an in-kind distribution of Securities pursuant to Section 5.02 shall be 2,500 Units of the Trust. However, the ability to request an in-kind distribution of Securities pursuant to Section 5.02 will terminate at any time that the number of outstanding Units has been reduced to 10% or less of the highest number of Units issued by the Trust. No in-kind distribution requests submitted during the 30 Business Days prior to the Trust's Mandatory Termination Date will be honored.

K.No Unit holder will be eligible for an in-kind distribution of Securities pursuant to Section 8.02.

PART III

A.Notwithstanding anything to the contrary in the Standard Terms and Conditions of Trust, the definition of “Securities” as set forth in Section 1.01(23) shall be amended to include debt securities of corporations or other entities.

IN WITNESS WHEREOF, First Trust Portfolios L.P., The Bank of New York Mellon and First Trust Advisors L.P. have each caused this Trust Agreement to be executed and the respective corporate seal to be hereto affixed and attested (if applicable) by authorized officers; all as of the day, month and year first above written.

FIRST TRUST PORTFOLIOS L.P.,

 Depositor

First Trust Advisors L.P.,

 Portfolio Supervisor

By /s/ Elizabeth H. Bull
 Senior Vice President of:

  First Trust Portfolios L.P. and

  First Trust Advisors L.P.

THE BANK OF NEW YORK MELLON, Trustee

By /s/ Ann S. Hom

Vice President

SCHEDULE A TO TRUST AGREEMENT

Securities Initially Deposited

FT 10330

(Note: Incorporated herein and made a part hereof for the Trust is the "Schedule of Investments" for the Trust as set forth in the Prospectus.)